EXHIBIT 99.1

 Accrued Interest Date:                               Collection Period Ending:
 27-Sep-04                                                           30-Sep-04

 Distribution Date:       BMW VEHICLE OWNER TRUST 2004-A              Period #
 25-Oct-04                ------------------------------                     5

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
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 Balances
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                                                                                     Initial                Period End
          Receivables                                                         $1,500,120,934            $1,243,017,635
          Reserve Account                                                         $9,683,915               $17,096,404
          Yield Supplement Overcollateralization                                 $10,287,158                $8,448,608
          Class A-1 Notes                                                       $313,000,000               $57,735,251
          Class A-2 Notes                                                       $417,000,000              $417,000,000
          Class A-3 Notes                                                       $470,000,000              $470,000,000
          Class A-4 Notes                                                       $256,312,000              $256,312,000
          Class B Notes                                                          $33,521,000               $33,521,000

 Current Collection Period
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          Beginning Receivables Outstanding                                   $1,290,947,178
          Calculation of Total Distribution Amount
                  Regular Principal Distributable Amount
                           Receipts of Scheduled Principal                       $28,149,318
                           Receipts of Pre-Paid Principal                        $19,505,516
                           Liquidation Proceeds                                      $19,593
                           Principal Balance Allocable to Gross Charge-off          $255,115
                  Total Receipts of Principal                                    $47,929,543

                  Interest Distribution Amount
                           Receipts of Interest                                   $4,883,209
                           Servicer Advances                                         $41,079
                           Reimbursement of Previous Servicer Advances                    $0
                           Accrued Interest on Purchased Receivables                      $0
                           Recoveries                                               $407,227
                           Net Investment Earnings                                   $12,469
                  Total Receipts of Interest                                      $5,343,984

                  Release from Reserve Account                                            $0

          Total Distribution Amount                                              $53,018,411

          Ending Receivables Outstanding                                      $1,243,017,635

 Servicer Advance Amounts
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          Beginning Period Unreimbursed Previous Servicer Advance                   $161,970
          Current Period Servicer Advance                                            $41,079
          Current Reimbursement of Previous Servicer Advance                              $0
          Ending Period Unreimbursed Previous Servicer Advances                     $203,049

 Collection Account
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          Deposits to Collection Account                                         $53,018,411
          Withdrawals from Collection Account
                  Servicing Fees                                                  $1,075,789
                  Class A Noteholder Interest Distribution                        $2,504,832
                  First Priority Principal Distribution                                   $0
                  Class B Noteholder Interest Distribution                           $98,328
                  Regular Principal Distribution                                 $47,575,345
                  Reserve Account Deposit                                         $1,764,117
                  Unpaid Trustee Fees                                                     $0
                  Excess Funds Released to Depositor                                      $0
          Total Distributions from Collection Account                            $53,018,411


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 Excess Funds Released to the Depositor
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                  Release from Reserve Account                                      $0
                  Release from Collection Account                                   $0
          Total Excess Funds Released to the Depositor                              $0

 Note Distribution Account
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          Amount Deposited from the Collection Account                     $50,178,505
          Amount Deposited from the Reserve Account                                 $0
          Amount Paid to Noteholders                                       $50,178,505

 Distributions
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          Monthly Principal Distributable Amount                       Current Payment     Ending Balance     Per $1,000      Factor
          Class A-1 Notes                                                  $47,575,345        $57,735,251        $152.00      18.45%
          Class A-2 Notes                                                           $0       $417,000,000          $0.00     100.00%
          Class A-3 Notes                                                           $0       $470,000,000          $0.00     100.00%
          Class A-4 Notes                                                           $0       $256,312,000          $0.00     100.00%
          Class B Notes                                                             $0        $33,521,000          $0.00     100.00%

          Interest Distributable Amount                                Current Payment         Per $1,000
          Class A-1 Notes                                                      $96,652              $0.31
          Class A-2 Notes                                                     $653,300              $1.57
          Class A-3 Notes                                                   $1,045,750              $2.23
          Class A-4 Notes                                                     $709,130              $2.77
          Class B Notes                                                        $98,328              $2.93



 Carryover Shortfalls
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                                                                             Prior
                                                                        Period Carryover    Current Payment     Per $1,000
          Class A-1 Interest Carryover Shortfall                                    $0                 $0             $0
          Class A-2 Interest Carryover Shortfall                                    $0                 $0             $0
          Class A-3 Interest Carryover Shortfall                                    $0                 $0             $0
          Class A-4 Interest Carryover Shortfall                                    $0                 $0             $0
          Class B Interest Carryover Shortfall                                      $0                 $0             $0


 Receivables Data
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                                                                      Beginning Period      Ending Period
          Number of Contracts                                                   60,374             59,298
          Weighted Average Remaining Term                                        46.62              45.69
          Weighted Average Annual Percentage Rate                                4.74%              4.73%

          Delinquencies Aging Profile End of Period                      Dollar Amount         Percentage
                  Current                                               $1,138,841,775             91.62%
                  1-29 days                                                $90,202,891              7.26%
                  30-59 days                                               $11,070,284              0.89%
                  60-89 days                                                $2,031,686              0.16%
                  90-119 days                                                 $328,678              0.03%
                  120-149 days                                                $542,322              0.04%
                  Total                                                 $1,243,017,635            100.00%
                  Delinquent Receivables +30 days past due                 $13,972,970              1.12%


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          Write-offs
                  Gross Principal Write-Offs for Current Period               $255,115
                  Recoveries for Current Period                               $407,227
                  Net Write-Offs for Current Period                          ($152,112)

                  Cumulative Realized Losses                                  $140,102


          Repossessions                                                  Dollar Amount              Units
                  Beginning Period Repossessed Receivables Balance          $1,392,077                 42
                  Ending Period Repossessed Receivables Balance             $1,497,098                 57
                  Principal Balance of 90+ Day Repossessed Vehicles            $66,433                  2



 Yield Supplement Overcollateralization
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          Beginning Period Required Amount                                  $8,802,805
          Beginning Period Amount                                           $8,802,805
          Ending Period Required Amount                                     $8,448,608
          Current Period Release                                              $354,198
          Ending Period Amount                                              $8,448,608
          Next Distribution Date Required Amount                            $8,101,247

 Reserve Account
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          Beginning Period Required Amount                                 $22,437,513
          Beginning Period Amount                                          $15,332,287
          Net Investment Earnings                                              $12,469
          Current Period Deposit                                            $1,764,117
          Current Period Release to Collection Account                              $0
          Current Period Release to Depositor                                       $0
          Ending Period Required Amount                                    $21,604,944
          Ending Period Amount                                             $17,096,404

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